UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07704

Schwab Capital Trust

(Exact name of registrant as specified in charter)

211 Main Street, San Francisco, California 94105

(Address of principal executive offices)     (Zip code)

Marie Chandoha

Schwab Capital Trust

211 Main Street, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 636-7000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Item 1: Report(s) to Shareholders.

Annual Report  |  December 31, 2016
Schwab® Monthly Income Funds

Schwab® Monthly Income Fund –
Moderate Payout
Schwab® Monthly Income Fund –
Enhanced Payout
Schwab® Monthly Income Fund –
Maximum Payout

This page is intentionally left blank.

Schwab Monthly Income Funds
In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

Schwab Monthly Income Funds   |  Annual Report

Schwab Monthly Income Funds
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com/schwabfunds_prospectus.
Total Returns for the 12 Months Ended December 31, 2016
Schwab Monthly Income Fund – Moderate Payout (Ticker Symbol: SWJRX)	4.58%
Moderate Payout Composite Index	5.13%
Fund Category: Morningstar Allocation - 30% to 50% Equity	6.62%
Performance Details	pages 8-10

Schwab Monthly Income Fund – Enhanced Payout (Ticker Symbol: SWKRX)	3.69%
Enhanced Payout Composite Index	4.27%
Fund Category: Morningstar Allocation - 30% to 50% Equity	6.62%
Performance Details	pages 11-13

Schwab Monthly Income Fund – Maximum Payout (Ticker Symbol: SWLRX)	2.97%
Maximum Payout Composite Index	3.39%
Fund Category: Morningstar Allocation - 15% to 30% Equity	5.55%
Performance Details	pages 14-16

Minimum Initial Investment[1]	$ 100
All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly.
For index definitions, please see the Glossary.
Fund expenses have been absorbed by CSIM and its affiliates. Without these reductions, the funds’ returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[1]	Please see prospectus for further detail and eligibility requirements.

Schwab Monthly Income Funds   |  Annual Report

Schwab Monthly Income Funds
From the President

Marie Chandoha
President and CEO of
Charles Schwab Investment
Management, Inc. and the
funds covered in this report.
Dear Shareholder,
At this time of the year, many of us set personal intentions and make resolutions for the New Year. Along those same lines, at Charles Schwab Investment Management, we also look to the year ahead and at ways we can continue to help you achieve your financial goals. In 2017, we intend to keep making your investing experience with us as positive and transparent as we can, continuing to put you, our investors, first.
The 12-month period ended December 31, 2016, saw stocks rise to new heights and bond prices lose ground as markets were influenced by factors such as the U.S. presidential election, the first Federal Reserve (Fed) short-term interest rate hike in a year, and generally strengthening economic conditions. The Schwab Monthly Income Funds (the funds) reflected this divergence in performance, as the Moderate Payout Fund, with its higher allocation to equity funds, generated the strongest returns. Meanwhile, the funds’ annual income payouts continued to reflect the low interest rate environment, ranging from 2.16% for the Moderate Payout Fund, to 2.24% for the Maximum Payout Fund.
As we enter 2017, many retirees are grappling with a number of questions that are likely to impact the amount of income their portfolios generate in the coming year. Uncertainty tied to the recent U.S. presidential election and the incoming administration’s policies, the pace of future interest rate increases by the Fed, and a bull stock market in its eighth year may be prompting some investors to make changes to their investment allocations.
The Schwab Monthly Income Funds were designed to help take some of this guesswork out of managing your retirement income needs. All three funds are designed to deliver monthly income and the opportunity for growth, but each has a different allocation. Investors choose the fund that best matches their goals for current income and long-term growth potential, and then our portfolio managers do the rest, reallocating the mix of underlying fixed-income, equity, and money market funds to keep each fund in line with its investment objective.

Asset Class Performance Comparison % returns during the 12 months ended 12/31/2016

These figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and you cannot invest in them directly. Remember that past performance is not a guarantee of future results.
Data source: Index provider websites and CSIM.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views and portfolio holdings may have changed since the report date.

Schwab Monthly Income Funds   |  Annual Report

Schwab Monthly Income Funds
From the President (continued)

“ The 12-month period ended December 31, 2016, saw stocks rise to new heights and bond prices lose ground as markets were influenced by factors such as the U.S. presidential election, the first Federal Reserve short-term interest rate hike in a year, and generally strengthening economic conditions.”
Thank you for investing with Charles Schwab Investment Management. For more information about the funds, please continue reading this report. In addition, you can find further details about these funds by visiting our website at www.csimfunds.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,

Schwab Monthly Income Funds   |  Annual Report

Schwab Monthly Income Funds
The Investment Environment

Over the 12-month reporting period ended December 31, 2016, both equity and fixed-income markets generated positive returns. U.S. equities ended the year near record highs despite beginning the year with one of the worst starts in history, while many international equities struggled to gain traction amidst weak global growth and finished the reporting period only slightly ahead. In fixed-income markets, many investors sought the perceived safety of bonds as uncertainty remained heightened during much of 2016. In this environment, the S&P 500® Index, a bellwether for the overall U.S. stock market, returned 11.96%, while the MSCI EAFE Index (Net), a broad measure of developed international equity performance, returned 1.00%. Meanwhile, the Bloomberg Barclays U.S. Aggregate Bond Index returned 2.65% for the 12-month reporting period, and the Citigroup Non-U.S. Dollar World Government Bond Index returned 1.81%.
The 12-month reporting period was marked by bouts of volatility, especially in the first part of 2016. The price of crude oil fell sharply early in the year, causing a selloff in energy stocks and high-yield debt, and prices continued to fluctuate as the reporting period continued. Concerns about financial turmoil in China and in parts of Europe weighed on global economic growth, and currency movements and central bank policies in both the U.S. and abroad also contributed to market ups and downs. The results of the United Kingdom’s vote in June to leave the European Union (Brexit) triggered a selloff in global equities and sent bond yields downward across the globe, with the yield on the 10-year Treasury note falling below 1.4% for the first time on record less than two weeks later. Additionally, the British pound fell sharply against the U.S. dollar and continued to depreciate as the year continued, losing roughly 17% through the end of 2016. Though many markets calmed in late summer and early fall, uncertainty surrounding the U.S. presidential election contributed to an uptick in both equity and bond market volatility in October and November. Though U.S. equity futures markets initially fell after Election Day results were announced, stocks soon rebounded and 10-year Treasury yields rose to above 2.0%, staying there for the remainder of the year.
The U.S. economic picture generally improved, despite several uneven measurements during the reporting period. Nonfarm payroll numbers came in near expectations each month outside of a steep drop in May, and the unemployment rate dropped to 4.6% in November—the lowest level since before the 2008 financial crisis. The U.S. housing market continued to recover, with steady demand for single-family homes, and an overall upward trend in the number of building permits issued. Meanwhile, U.S. economic growth trended upwards after dipping slightly in the first quarter of 2016, with the third quarter’s measurement coming in as the fastest growth rate recorded in two years.
Over the 12-month reporting period, U.S. monetary policy remained accommodative. The Federal Reserve (Fed) left short-term interest rates unchanged through its November meeting, as concerns about inconsistent U.S. economic data and sluggish global growth remained. The Brexit vote and uncertainty surrounding the U.S. election also further complicated the Fed’s decision. However, at the Fed’s last meeting of the year in December, members voted to raise the federal funds rate by 25 basis points to a range of 0.50% to 0.75%, with forecasts for two to three additional hikes in 2017. The Fed voiced optimism about the U.S. economy, noting belief that “….the economy will continue to perform well, with the job market strengthening further and inflation rising to 2% over the next couple of years.” U.S. stock markets initially fell after the Fed’s announcement, but then rallied to near record levels in the following days and weeks. The U.S. dollar also continued its upward trajectory, with the Wall Street Journal Dollar Index (WSJ Dollar Index)1 of the dollar’s value against the currencies of 16 major trading partners hitting a 14-year high one day after the Fed’s meeting.
Outside of the U.S., many other central banks continued to increase accommodative monetary policies. The European Central Bank stepped up its bond purchases, lowered a key interest rate further into negative territory, and launched a program to provide cheap funding for European banks. Facing a decelerating economy and heightened fears surrounding the devalued yuan, the People’s Bank of China cut its reserve requirement ratio and increased its lending facilities. Meanwhile, the Bank of Japan expanded its quantitative easing program over the reporting period and introduced negative interest rates, following central bank interest rate policies in Switzerland, Sweden, and Denmark.
[1]	The WSJ Dollar Index measures the U.S. dollar against a basket of 16 major currencies by basing its value on actual, up-to-date turnover by all participants in the foreign-exchange market.

Schwab Monthly Income Funds   |  Annual Report

Schwab Monthly Income Funds
The Investment Environment (continued)

Overall, U.S. bond yields remained low for much of 2016, and then increased toward the end of the reporting period. Short-term rates, which are directly influenced by Fed policy, rose after the Fed increased the federal funds rate in December. Longer-term yields, by comparison, are driven more by economic growth and inflation expectations. Reflecting improvements in both of these measurements, longer-term yields generally rose during the last six months of 2016, including a noticeable jump after the U.S. presidential election in November. The yields on many international government-backed securities also remained lower than those in the U.S., with some in negative territory, further increasing the appeal of U.S. Treasuries.
Index figures assume dividends and distributions were reinvested, and do not include trading and management costs, which would lower performance. Indices are unmanaged, do not incur management fees, costs or expenses, and you cannot invest in them directly. For index definitions, please see the Glossary.
Management views may have changed since the report date.
Past performance cannot guarantee future results

Schwab Monthly Income Funds   |  Annual Report

Schwab Monthly Income Funds
Fund Management

Zifan Tang, Ph.D., CFA, Managing Director, Senior Portfolio Manager, leads the portfolio management team and has overall responsibility for all aspects of the management of the funds. She was appointed portfolio manager of the funds in February 2012. Prior to joining CSIM in 2012, Ms. Tang was a product manager at Thomson Reuters and, from 1997 to 2009, worked as a portfolio manager at Barclays Global Investors, which was subsequently acquired by BlackRock.

Schwab Monthly Income Funds   |  Annual Report

Schwab Monthly Income Fund – Moderate Payout
Performance and Fund Facts as of 12/31/16

The Schwab Monthly Income Funds (the funds) seek to provide current income, with capital appreciation as a secondary investment objective. The funds have a fund-of-funds structure that involves holding equity, fixed income, and money market funds selected from within the Schwab Funds and Laudus Funds complex, but they also may buy individual securities and unaffiliated funds to accomplish these objectives. Holdings are based on each fund’s asset allocation, with returns reflecting the combined performance and respective weightings of the underlying investments.
The Schwab Monthly Income Fund – Moderate Payout (the fund) is designed to offer investors a targeted annual payout of 3% to 4%1 and an increase in capital over the long term. During a low interest rate environment, the fund’s anticipated annual payout is generally expected to be 1% to 3%, and during a high interest rate environment, is expected to be 3% to 6%. The fund uses the internally calculated, custom-blended Moderate Payout Composite Index (the composite index) as a performance gauge.
Market Highlights. U.S. stocks posted double-digit gains for the 12-month reporting period ended December 31, 2016, in a year characterized by surprises, including the United Kingdom’s vote in June to leave the European Union (Brexit) and the results of the U.S. presidential election. Large-cap stocks, represented by the S&P 500® Index, returned 11.96%, while small-cap stocks, represented by the Russell 2000® Index, returned 21.31%. Over the reporting period, the U.S. economy showed steady, albeit slow, gains, and in December, a full year after its last move, the Federal Reserve raised the federal funds target rate by one-quarter point. Internationally, both developed and emerging markets struggled amid weak global commodity prices, slow growth in China, and economic concerns in Europe, among other impacts.
Performance. The fund’s distribution yield (payout) was 2.16% for the year ended December 31, 2016, generally in line with the investment adviser’s expectations in the low interest–rate environment. For the 12-month reporting period, the fund’s total return was 4.58%, while the composite index returned 5.13%.
Positioning and Strategies. Although the fund’s allocations to equities and fixed income vary within certain established parameters, they were broadly aligned with those of the composite index.
Four of the fund’s five key asset classes (excluding cash) contributed positively to the fund’s total return for the reporting period; however, all five underperformed their respective composite index benchmark component, resulting in the fund’s underperformance of the composite index.
The fund’s international equity exposure detracted the most from both total return and relative performance, with the Laudus International MarketMasters Fund™ (Select Shares) returning -0.28% versus the composite index’s international equity allocation component, the MSCI EAFE Index (Net), which returned 1.00%.
The fund’s U.S. large-cap equity exposure, through its position in the Schwab Dividend Equity Fund™, underperformed the composite index’s U.S. large-cap equity allocation component, dampening relative return, but provided the greatest contribution to the fund’s total return. The Schwab Dividend Equity Fund returned 10.88% for the 12-month reporting period versus the S&P 500 Index’s return of 11.96%.
The fund’s two fixed-income holdings both also underperformed their respective comparative index components, dampening the fund’s return relative to the fund’s composite index, but contributed positively to the fund’s total return. The Schwab Total Bond Market Fund™ and the Schwab Intermediate-Term Bond Fund™ returned 2.23% and 1.73%, respectively, versus their comparative index components, the Bloomberg Barclays U.S. Aggregate Bond Index and the Bloomberg Barclays U.S. Intermediate Aggregate Bond Index, which returned 2.65% and 1.97%, respectively.
The fund’s real estate exposure, the Schwab Global Real Estate Fund™, returned 3.64% for the reporting period and contributed to the fund’s total return, but underperformed its comparative index, the FTSE EPRA/NAREIT Global Index (Net).

Management views may have changed since the report date.
[1]	The fund’s actual annual payout could be higher or lower than the targeted annual payout based on the interest rate environment and other market factors occurring during that year. For more information about payouts, please see the fund’s prospectus.

Schwab Monthly Income Funds   |  Annual Report

Schwab Monthly Income Fund – Moderate Payout
Performance and Fund Facts as of 12/31/16 (continued)

Statistics
Number of Holdings	6
Portfolio Turnover Rate	9%
12-Month Distribution Yield	2.16% [1]
Asset Class Weightings % of Investments2

Top Holdings % of Net Assets3,4

Portfolio holdings may have changed since the report date.
The Laudus MarketMasters Funds are part of Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.
[1]	Calculation reflects the fund's monthly ordinary income distributions for the last 12 months divided by the fund's Net Asset Value as of the end of the reporting period. Distribution yield does not include capital gains distributions. Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the total return/yield may have been lower.
[2]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange-traded funds, and cash equivalents, including money market securities.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The holdings listed exclude any temporary liquidity investments.

Schwab Monthly Income Funds   |  Annual Report

Schwab Monthly Income Fund – Moderate Payout
Performance and Fund Facts as of 12/31/16 (continued)

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (March 28, 2008 – December 31, 2016)1

Average Annual Total Returns1,2
Fund and Inception Date	1 Year	5 Years	Since Inception
Fund: Schwab Monthly Income Fund – Moderate Payout (3/28/08)	4.58%	5.62%	4.61%
Moderate Payout Composite Index	5.13%	6.43%	5.65%
S&P 500 Index	11.96%	14.66%	8.50%
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	2.23%	3.97%
Fund Category: Morningstar Allocation – 30% to 50% Equity	6.62%	5.68%	4.18%
Fund Expense Ratios[3]: Net 0.66%; Gross 0.89%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
[1]	The fund’s routine expenses have been absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes expenses of the underlying funds in which the fund invests. The annualized weighted average expense ratio of the underlying funds was 0.66%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Monthly Income Funds   |  Annual Report

Schwab Monthly Income Fund – Enhanced Payout
Performance and Fund Facts as of 12/31/16

The Schwab Monthly Income Funds (the funds) seek to provide current income, with capital appreciation as a secondary investment objective. The funds primarily invest in a fund-of-funds structure that involves holding equity, fixed income, and money market funds selected from within the Schwab Funds and Laudus Funds complex, but they may buy individual securities and unaffiliated funds to accomplish these objectives. Holdings are based on each fund’s target asset allocation, with returns reflecting the combined performance and respective weightings of the underlying investments.
The Schwab Monthly Income Fund – Enhanced Payout (the fund) is designed to offer investors a targeted annual payout of 4% to 5%1 and an increase in capital over the long term. During a low interest rate environment, the fund’s anticipated annual payout is generally expected to be 1% to 4%, and during a high interest rate environment, is expected to be 4% to 7%. The fund uses the internally calculated Enhanced Payout Composite Index (the composite index) as a performance gauge.
Market Highlights. U.S. stocks posted double-digit gains for the 12-month reporting period ended December 31, 2016, in a year characterized by surprises, including the United Kingdom’s vote in June to leave the European Union (Brexit) and the results of the U.S. presidential election. Large-cap stocks, represented by the S&P 500® Index, returned 11.96%, while small-cap stocks, represented by the Russell 2000® Index, returned 21.31%. Over the reporting period, the U.S. economy showed steady, albeit slow, gains, and in December, a full year after its last move, the Federal Reserve raised the federal funds target rate by one-quarter point. Internationally, both developed and emerging markets struggled amid weak global commodity prices, slow growth in China, and economic concerns in Europe, among other impacts.
Performance. The fund’s distribution yield (payout) was 2.19% for the year ended December 31, 2016, generally in line with the investment adviser’s expectations in the low interest rate environment. For the 12-month reporting period, the fund’s total return was 3.69%, with the composite index returning 4.27%.
Positioning and Strategies. Although the fund’s allocations to equities and fixed income vary within certain established parameters, they were broadly aligned with those of the composite index.
Four of the fund’s five key asset classes (excluding cash) contributed positively to the fund’s total return for the reporting period; however, all five underperformed their respective composite index benchmark component, resulting in the fund’s underperformance of the composite index.
The fund’s exposure to the broad bond market detracted the most from the fund’s relative return for the reporting period. Although the Schwab Total Bond Market Fund™, which returned 2.23%, contributed positively to total return, it underperformed the composite index’s broad bond component, Bloomberg Barclays U.S. Aggregate Bond Index, which returned 2.65%.
The fund’s international equity exposure detracted from both total return and relative performance, with the Laudus International MarketMasters Fund™ (Select Shares) returning -0.28% versus the composite index’s international equity allocation component, the MSCI EAFE Index (Net), which returned 1.00%.
The fund’s U.S. large-cap equity exposure, through its position in the Schwab Dividend Equity Fund™ underperformed the composite index’s U.S. large-cap equity allocation component, dampening relative return, but provided the greatest contribution to the fund’s total return. The Schwab Dividend Equity Fund™ returned 10.88% for the 12-month reporting period versus the S&P 500 Index’s return of 11.96%.
The fund’s exposure to intermediate-term bonds, through its position in the Schwab Intermediate-Term Bond Fund™, also underperformed the composite index’s intermediate-term bond component, further dampening the fund’s relative return but contributing positively to total return. The Schwab Intermediate-Term Bond Fund™ returned 1.73%, versus the Bloomberg Barclays U.S. Aggregate Intermediate-Term Bond Index’s return of 1.97%.
The fund’s real estate exposure, the Schwab Global Real Estate Fund™, returned 3.64% for the reporting period and contributed to the fund’s total return, but underperformed its comparative index, the FTSE EPRA/NAREIT Global Index (Net).

Management views may have changed since the report date.
[1]	The fund’s actual annual payout could be higher or lower than the targeted annual payout based on the interest rate environment and other market factors occurring during that year. For more information about payouts, please see the fund’s prospectus.

Schwab Monthly Income Funds   |  Annual Report

Schwab Monthly Income Fund – Enhanced Payout
Performance and Fund Facts as of 12/31/16 (continued)

Statistics
Number of Holdings	6
Portfolio Turnover Rate	6%
12-Month Distribution Yield	2.19% [1]
Asset Class Weightings % of Investments2

Top Holdings % of Net Assets3,4

Portfolio holdings may have changed since the report date.
The Laudus MarketMasters Funds are part of Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.
[1]	Calculation reflects the fund's monthly ordinary income distributions for the last 12 months divided by the fund's Net Asset Value as of the end of the reporting period. Distribution yield does not include capital gains distributions. Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the total return/yield may have been lower.
[2]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange-traded funds, and cash equivalents, including money market securities.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The holdings listed exclude any temporary liquidity investments.

Schwab Monthly Income Funds   |  Annual Report

Schwab Monthly Income Fund – Enhanced Payout
Performance and Fund Facts as of 12/31/16 (continued)

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (March 28, 2008 – December 31, 2016)1,2

Average Annual Total Returns1,2,3
Fund and Inception Date	1 Year	5 Years	Since Inception
Fund: Schwab Monthly Income Fund – Enhanced Payout (3/28/08)	3.69%	4.27%	4.15%
Enhanced Payout Composite Index	4.27%	4.97%	5.13%
S&P 500 Index	11.96%	14.66%	8.50%
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	2.23%	3.97%
Fund Category: Morningstar Allocation – 30% to 50% Equity	6.62%	5.68%	4.18%
Fund Expense Ratios[4]: Net 0.56%; Gross 0.69%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
[1]	The fund’s routine expenses have been absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On June 16, 2009, the Schwab Retirement Income Fund merged into the fund.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[4]	As stated in the prospectus. Includes expenses of the underlying funds in which the fund invests. The annualized weighted average expense ratio of the underlying funds was 0.56%. Net Expense: Expenses reduced by a contractual fee waiver for so long as CSIM serves as the adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section in the financial statements.

Schwab Monthly Income Funds   |  Annual Report

Schwab Monthly Income Fund – Maximum Payout
Performance and Fund Facts as of 12/31/16

The Schwab Monthly Income Funds (the funds) seek to provide current income, with capital appreciation as a secondary investment objective. The funds have a fund-of-funds structure that involves holding equity, fixed income, and money market funds selected from within the Schwab Funds and Laudus Funds complex, but they also may buy individual securities and unaffiliated funds to accomplish these objectives. Holdings are based on each fund’s asset allocation, with returns reflecting the combined performance and respective weightings of the underlying investments.
The Schwab Monthly Income Fund – Maximum Payout (the fund) is designed to offer investors a targeted annual payout of 5% to 6%1 and an increase in capital over the long term. During a low interest rate environment, the fund’s anticipated annual payout is generally expected to be 1% to 5%, and during a high interest rate environment, is expected to be 5% to 8%. The fund uses the internally calculated Maximum Payout Composite Index (the composite index) as a performance gauge.
Market Highlights. U.S. stocks posted double-digit gains for the 12-month reporting period ended December 31, 2016, in a year characterized by surprises, including the United Kingdom’s vote in June to leave the European Union (Brexit) and the results of the U.S. presidential election. Large-cap stocks, represented by the S&P 500® Index, returned 11.96%, while small-cap stocks, represented by the Russell 2000® Index, returned 21.31%. Over the reporting period, the U.S. economy showed steady, albeit slow, gains, and in December, a full year after its last move, the Federal Reserve raised the federal funds target rate by one-quarter point. Internationally, both developed and emerging markets struggled amid weak global commodity prices, slow growth in China, and economic concerns in Europe, among other impacts.
Performance. The fund’s distribution yield (payout) was 2.24% for the year ended December 31, 2016, generally in line with the investment adviser’s expectations in the low interest rate environment. For the 12-month reporting period, the fund’s total return was 2.97%, with the composite index returning 3.39%.
Positioning and Strategies. Although the fund’s allocations to equities and fixed income vary within certain established parameters, they were broadly aligned with those of the composite index.
Four of the fund’s five key asset classes (excluding cash) contributed positively to the fund’s total return for the reporting period; however, all five underperformed their respective composite index benchmark component, resulting in the fund’s underperformance of the composite index.
The fund’s exposure to the broad bond market detracted the most from the fund’s relative return for the reporting period. Although the Schwab Total Bond Market Fund™, which returned 2.23%, contributed positively to total return, it underperformed the composite index’s broad bond component, Bloomberg Barclays U.S. Aggregate Bond Index, which returned 2.65%.
The fund’s U.S. large-cap equity, international equity, and intermediate-term bonds all equally detracted from the fund’s relative performance against its comparative index. The fund’s U.S. large-cap equity exposure, through its position in the Schwab Dividend Equity Fund™, underperformed the composite index’s U.S. large-cap equity allocation component but provided the greatest contribution to the fund’s total return. The Schwab Dividend Equity Fund returned 10.88% for the 12-month reporting period versus the S&P 500 Index’s return of 11.96%.
The fund’s international equity exposure detracted from both total return and relative performance, with the Laudus International MarketMasters Fund™ (Select Shares) returning -0.28% versus the composite index’s international equity allocation component, the MSCI EAFE Index (Net), which returned 1.00%
The fund’s exposure to intermediate-term bonds, through its position in the Schwab Intermediate-Term Bond Fund™, also underperformed the composite index’s intermediate-term bond component, further dampening the fund’s relative return but contributing positively to total return. The Schwab Intermediate-Term Bond Fund™ returned 1.73%, versus the Bloomberg Barclays U.S. Aggregate Intermediate-Term Bond Index’s return of 1.97%.
The fund’s real estate exposure, the Schwab Global Real Estate Fund™, returned 3.64% for the reporting period and contributed to the fund’s total return, but underperformed its comparative index, the FTSE EPRA/NAREIT Global Index (Net).

Management views may have changed since the report date.
[1]	The fund’s actual annual payout could be higher or lower than the targeted annual payout based on the interest rate environment and other market factors occurring during that year. For more information about payouts, please see the fund’s prospectus.

Schwab Monthly Income Funds   |  Annual Report

Schwab Monthly Income Fund – Maximum Payout
Performance and Fund Facts as of 12/31/16 (continued)

Statistics
Number of Holdings	6
Portfolio Turnover Rate	9%
12-Month Distribution Yield	2.24% [1]
Asset Class Weightings % of Investments2

Top Holdings % of Net Assets3,4

Portfolio holdings may have changed since the report date.
The Laudus MarketMasters Funds are part of Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.
[1]	Calculation reflects the fund's monthly ordinary income distributions for the last 12 months divided by the fund's Net Asset Value as of the end of the reporting period. Distribution yield does not include capital gains distributions. Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the total return/yield may have been lower.
[2]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange-traded funds, and cash equivalents, including money market securities.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The holdings listed exclude any temporary liquidity investments.

Schwab Monthly Income Funds   |  Annual Report

Schwab Monthly Income Fund – Maximum Payout
Performance and Fund Facts as of 12/31/16 (continued)

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (March 28, 2008 – December 31, 2016)1

Average Annual Total Returns1,2
Fund and Inception Date	1 Year	5 Years	Since Inception
Fund: Schwab Monthly Income Fund – Maximum Payout (3/28/08)	2.97%	2.90%	3.40%
Maximum Payout Composite Index	3.39%	3.51%	4.56%
S&P 500 Index	11.96%	14.66%	8.50%
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	2.23%	3.97%
Fund Category: Morningstar Allocation – 15% to 30% Equity	5.55%	3.70%	3.62%
Fund Expense Ratios[3]: Net 0.47%; Gross 0.70%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
[1]	The fund’s routine expenses have been absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes expenses of the underlying funds in which the fund invests. The annualized weighted average expense ratio of the underlying funds was 0.47%. Net Expense: Expenses reduced by a contractual fee waiver for so long as CSIM serves as the adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section in the financial statements.

Schwab Monthly Income Funds   |  Annual Report

Schwab Monthly Income Funds
Fund Expenses (Unaudited)
Examples for a $1,000 Investment

As a fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees; and (2) ongoing costs, including management fees, transfer agent and shareholder services fees, and other fund expenses.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning July 1, 2016 and held through December 31, 2016.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio (Annualized)[1]	Beginning Account Value at 7/1/16	Ending Account Value (Net of Expenses) at 12/31/16	Expenses Paid During Period 7/1/16-12/31/16[2]
Schwab Monthly Income Fund - Moderate Payout
Actual Return	0.00%	$1,000.00	$1,017.30	$0.00
Hypothetical 5% Return	0.00%	$1,000.00	$1,025.10	$0.00
Schwab Monthly Income Fund - Enhanced Payout
Actual Return	0.00%	$1,000.00	$1,004.80	$0.00
Hypothetical 5% Return	0.00%	$1,000.00	$1,025.10	$0.00
Schwab Monthly Income Fund - Maximum Payout
Actual Return	0.00%	$1,000.00	$ 991.50	$0.00
Hypothetical 5% Return	0.00%	$1,000.00	$1,025.10	$0.00

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period. The expenses incurred by the underlying funds in which the funds invest are not included in this ratio.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 366 days of the fiscal year.

Schwab Monthly Income Funds   |  Annual Report

Schwab Monthly Income Fund – Moderate Payout
Financial Statements
Financial Highlights
	1/1/16– 12/31/16	1/1/15– 12/31/15	1/1/14– 12/31/14	1/1/13– 12/31/13	1/1/12– 12/31/12
Per-Share Data
Net asset value at beginning of period	$10.46	$11.21	$11.14	$10.52	$9.92
Income (loss) from investment operations:
Net investment income (loss)	0.21 [1]	0.22 [1]	0.23	0.21	0.24
Net realized and unrealized gains (losses)	0.26	(0.24)	0.44	0.74	0.63
Total from investment operations	0.47	(0.02)	0.67	0.95	0.87
Less distributions:
Distributions from net investment income	(0.22)	(0.28)	(0.31)	(0.21)	(0.27)
Distributions from net realized gains	(0.40)	(0.45)	(0.29)	(0.12)	—
Total distributions	(0.62)	(0.73)	(0.60)	(0.33)	(0.27)
Net asset value at end of period	$10.31	$10.46	$11.21	$11.14	$10.52
Total return	4.58%	(0.24%)	6.09%	9.10%	8.86%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	—	0.00% [3],[4]	—	—	—
Gross operating expenses[2]	0.18%	0.23%	0.25%	0.30%	0.44%
Net investment income (loss)	1.99%	1.98%	2.00%	2.02%	2.38%
Portfolio turnover rate	9%	14%	16%	39%	10%
Net assets, end of period (x 1,000,000)	$45	$48	$49	$47	$31

1
Calculated based on the average shares outstanding during the period.
2
The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
3
Less than 0.005%.
4
The ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.

Schwab Monthly Income Funds   |  Annual Report
See financial notes

Schwab Monthly Income Fund – Moderate Payout
Portfolio Holdings as of December 31, 2016

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund's website at www.csimfunds.com/schwabfunds_prospectus.

Holdings by Category		Cost ($)	Value ($)
99.9%	Other Investment Companies	43,473,213	44,708,465
99.9%	Total Investments	43,473,213	44,708,465
0.1%	Other Assets and Liabilities, Net		51,974
100.0%	Net Assets		44,760,439

Security	Number of Shares	Value ($)
Other Investment Companies 99.9% of net assets

Equity Funds 47.5%
Global Real Estate 7.2%
Schwab Global Real Estate Fund (a)	457,071	3,199,494
International 11.9%
Laudus International MarketMasters Fund, Select Shares (a)	256,367	5,317,045
Large-Cap 28.4%
Schwab Dividend Equity Fund (a)	813,913	12,721,454
		21,237,993

Fixed-Income Funds 50.5%
Intermediate-Term Bond 50.5%
Schwab Intermediate-Term Bond Fund (a)	904,209	9,051,129
Schwab Total Bond Market Fund (a)	1,445,307	13,571,433
		22,622,562

Security	Number of Shares	Value ($)
Money Market Fund 1.9%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.42% (b)	847,910	847,910
Total Other Investment Companies
(Cost $43,473,213)		44,708,465

End of Investments.

At 12/31/16, the tax basis cost of the fund's investments was $43,974,298 and the unrealized appreciation and depreciation were $1,108,004 and ($373,837), respectively, with a net unrealized appreciation of $734,167.
(a)	Issuer is affiliated with the fund's investment adviser.
(b)	The rate shown is the 7-day yield.

The following is a summary of the inputs used to value the fund's investments as of December 31, 2016 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Investment Companies[1]	$44,708,465	$—	$—	$44,708,465
Total	$44,708,465	$—	$—	$44,708,465
[1]	As categorized in Portfolio Holdings.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended December 31, 2016.

Schwab Monthly Income Funds   |  Annual Report
See financial notes

Schwab Monthly Income Fund – Moderate Payout
Statement of Assets and Liabilities

As of December 31, 2016
Assets
Investments in affiliated underlying funds, at value (cost $42,625,303)		$43,860,555
Investments in unaffiliated issuers, at value (cost $847,910)	+	847,910
Total investments, at value (cost $43,473,213)		44,708,465
Receivables:
Fund shares sold		166,308
Dividends		41,997
Due from investment adviser		3,755
Prepaid expenses	+	3,912
Total assets		44,924,437
Liabilities
Payables:
Investments bought		44,198
Fund shares redeemed		97,057
Accrued expenses	+	22,743
Total liabilities		163,998
Net Assets
Total assets		44,924,437
Total liabilities	–	163,998
Net assets		$44,760,439
Net Assets by Source
Capital received from investors		44,335,469
Net realized capital losses		(810,282)
Net unrealized capital appreciation		1,235,252

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$44,760,439		4,340,529		$10.31

Schwab Monthly Income Funds   |  Annual Report
See financial notes

Schwab Monthly Income Fund – Moderate Payout
Statement of Operations

For the period January 1, 2016 through December 31, 2016
Investment Income
Dividends received from affiliated underlying funds		$951,339
Dividends received from unaffiliated underlying funds	+	2,209
Total investment income		953,548
Expenses
Professional fees		27,527
Registration fees		18,814
Portfolio accounting fees		10,601
Shareholder reports		10,292
Transfer agent fees		9,723
Independent trustees' fees		8,229
Custodian fees		883
Other expenses	+	1,711
Total expenses		87,780
Expense reduction by CSIM	–	87,780
Net expenses	–	—
Net investment income		953,548
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from affiliated underlying funds		70,668
Net realized losses on sales of affiliated underlying funds	+	(277,404)
Net realized losses		(206,736)
Net change in unrealized appreciation (depreciation) on affiliated underlying funds	+	1,357,485
Net realized and unrealized gains		1,150,749
Increase in net assets resulting from operations		$2,104,297

Schwab Monthly Income Funds   |  Annual Report
See financial notes

Schwab Monthly Income Fund – Moderate Payout
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	1/1/16-12/31/16		1/1/15-12/31/15
Net investment income		$953,548	$992,746
Net realized gains (losses)		(206,736)	2,245,888
Net change in unrealized appreciation (depreciation)	+	1,357,485	(3,374,148)
Increase (decrease) in net assets from operations		2,104,297	(135,514)
Distributions to Shareholders
Distributions from net investment income		(996,011)	(1,248,331)
Distributions from net realized gains	+	(1,687,969)	(1,982,552)
Total distributions		($2,683,980)	($3,230,883)

Transactions in Fund Shares
		1/1/16-12/31/16		1/1/15-12/31/15
		SHARES	VALUE	SHARES	VALUE
Shares sold		1,110,659	$11,703,162	1,279,695	$14,409,270
Shares reinvested		174,631	1,810,427	208,157	2,219,724
Shares redeemed	+	(1,535,238)	(16,200,694)	(1,244,496)	(13,957,122)
Net transactions in fund shares		(249,948)	($2,687,105)	243,356	$2,671,872
Shares Outstanding and Net Assets
		1/1/16-12/31/16		1/1/15-12/31/15
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		4,590,477	$48,027,227	4,347,121	$48,721,752
Total increase or decrease	+	(249,948)	(3,266,788)	243,356	(694,525)
End of period		4,340,529	$44,760,439	4,590,477	$48,027,227
Net investment income not yet distributed			$—		$2,446

Schwab Monthly Income Funds   |  Annual Report
See financial notes

Schwab Monthly Income Fund – Enhanced Payout
Financial Statements
Financial Highlights
	1/1/16– 12/31/16	1/1/15– 12/31/15	1/1/14– 12/31/14	1/1/13– 12/31/13	1/1/12– 12/31/12
Per-Share Data
Net asset value at beginning of period	$10.92	$11.18	$10.84	$10.50	$10.09
Income (loss) from investment operations:
Net investment income (loss)	0.22 [1]	0.22 [1]	0.23	0.21	0.22
Net realized and unrealized gains (losses)	0.18	(0.22)	0.39	0.34	0.45
Total from investment operations	0.40	—	0.62	0.55	0.67
Less distributions:
Distributions from net investment income	(0.24)	(0.26)	(0.28)	(0.21)	(0.26)
Distributions from net realized gains	(0.27)	—	—	—	—
Total distributions	(0.51)	(0.26)	(0.28)	(0.21)	(0.26)
Net asset value at end of period	$10.81	$10.92	$11.18	$10.84	$10.50
Total return	3.69%	0.02%	5.76%	5.31%	6.70% [2]
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[3]	—	0.00% [4],[5]	—	0.00% [4]	(0.00%) [4]
Gross operating expenses[3]	0.10%	0.13%	0.15%	0.15%	0.18%
Net investment income (loss)	2.01%	1.99%	2.03%	1.99%	2.17%
Portfolio turnover rate	6%	11%	14%	42%	9%
Net assets, end of period (x 1,000,000)	$94	$97	$98	$94	$85

1
Calculated based on the average shares outstanding during the period.
2
Includes proceeds from a litigation settlement related to an affiliated underlying fund. Without the litigation proceeds, performance would have been lower.
3
The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
4
Less than 0.005%.
5
The ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.

Schwab Monthly Income Funds   |  Annual Report
See financial notes

Schwab Monthly Income Fund – Enhanced Payout
Portfolio Holdings as of December 31, 2016

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund's website at www.csimfunds.com/schwabfunds_prospectus.

Holdings by Category		Cost ($)	Value ($)
100.1%	Other Investment Companies	89,884,694	93,629,545
100.1%	Total Investments	89,884,694	93,629,545
(0.1%)	Other Assets and Liabilities, Net		(49,390)
100.0%	Net Assets		93,580,155

Security	Number of Shares	Value ($)
Other Investment Companies 100.1% of net assets

Equity Funds 32.5%
Global Real Estate 4.9%
Schwab Global Real Estate Fund (a)	654,493	4,581,451
International 8.1%
Laudus International MarketMasters Fund, Select Shares (a)	366,908	7,609,663
Large-Cap 19.5%
Schwab Dividend Equity Fund (a)	1,165,151	18,211,310
		30,402,424

Fixed-Income Funds 65.6%
Intermediate-Term Bond 65.6%
Schwab Intermediate-Term Bond Fund (a)	2,453,650	24,561,040
Schwab Total Bond Market Fund (a)	3,921,810	36,825,799
		61,386,839

Security	Number of Shares	Value ($)
Money Market Fund 2.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.42% (b)	1,840,282	1,840,282
Total Other Investment Companies
(Cost $89,884,694)		93,629,545

End of Investments.

At 12/31/16, the tax basis cost of the fund's investments was $90,326,347 and the unrealized appreciation and depreciation were $3,791,971 and ($488,773), respectively, with a net unrealized appreciation of $3,303,198.
(a)	Issuer is affiliated with the fund's investment adviser.
(b)	The rate shown is the 7-day yield.

The following is a summary of the inputs used to value the fund's investments as of December 31, 2016 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Investment Companies[1]	$93,629,545	$—	$—	$93,629,545
Total	$93,629,545	$—	$—	$93,629,545
[1]	As categorized in Portfolio Holdings.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended December 31, 2016.

Schwab Monthly Income Funds   |  Annual Report
See financial notes

Schwab Monthly Income Fund – Enhanced Payout
Statement of Assets and Liabilities

As of December 31, 2016
Assets
Investments in affiliated underlying funds, at value (cost $88,044,412)		$91,789,263
Investments in unaffiliated issuers, at value (cost $1,840,282)	+	1,840,282
Total investments, at value (cost $89,884,694)		93,629,545
Receivables:
Dividends		112,035
Fund shares sold		52,451
Due from investment adviser		4,930
Prepaid expenses	+	4,462
Total assets		93,803,423
Liabilities
Payables:
Investments bought		118,173
Fund shares redeemed		78,265
Accrued expenses	+	26,830
Total liabilities		223,268
Net Assets
Total assets		93,803,423
Total liabilities	–	223,268
Net assets		$93,580,155
Net Assets by Source
Capital received from investors		90,707,532
Net realized capital losses		(872,228)
Net unrealized capital appreciation		3,744,851

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$93,580,155		8,655,385		$10.81

Schwab Monthly Income Funds   |  Annual Report
See financial notes

Schwab Monthly Income Fund – Enhanced Payout
Statement of Operations

For the period January 1, 2016 through December 31, 2016
Investment Income
Dividends received from affiliated underlying funds		$1,953,919
Dividends received from unaffiliated underlying funds	+	4,694
Total investment income		1,958,613
Expenses
Professional fees		30,720
Registration fees		21,154
Shareholder reports		14,348
Portfolio accounting fees		11,220
Transfer agent fees		9,893
Independent trustees' fees		8,524
Custodian fees		986
Other expenses	+	2,424
Total expenses		99,269
Expense reduction by CSIM	–	99,269
Net expenses	–	—
Net investment income		1,958,613
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from affiliated underlying funds		188,349
Net realized losses on sales of affiliated underlying funds	+	(265,399)
Net realized losses		(77,050)
Net change in unrealized appreciation (depreciation) on affiliated underlying funds	+	1,665,570
Net realized and unrealized gains		1,588,520
Increase in net assets resulting from operations		$3,547,133

Schwab Monthly Income Funds   |  Annual Report
See financial notes

Schwab Monthly Income Fund – Enhanced Payout
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	1/1/16-12/31/16		1/1/15-12/31/15
Net investment income		$1,958,613	$1,976,725
Net realized gains (losses)		(77,050)	3,360,525
Net change in unrealized appreciation (depreciation)	+	1,665,570	(5,376,084)
Increase (decrease) in net assets from operations		3,547,133	(38,834)
Distributions to Shareholders
Distributions from net investment income		(2,071,076)	(2,335,165)
Distributions from net realized gains	+	(2,328,748)	—
Total distributions		($4,399,824)	($2,335,165)

Transactions in Fund Shares
		1/1/16-12/31/16		1/1/15-12/31/15
		SHARES	VALUE	SHARES	VALUE
Shares sold		1,441,978	$15,938,101	1,768,913	$19,823,256
Shares reinvested		257,844	2,805,280	131,261	1,457,760
Shares redeemed	+	(1,938,255)	(21,388,674)	(1,736,547)	(19,400,268)
Net transactions in fund shares		(238,433)	($2,645,293)	163,627	$1,880,748
Shares Outstanding and Net Assets
		1/1/16-12/31/16		1/1/15-12/31/15
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		8,893,818	$97,078,139	8,730,191	$97,571,390
Total increase or decrease	+	(238,433)	(3,497,984)	163,627	(493,251)
End of period		8,655,385	$93,580,155	8,893,818	$97,078,139
Net investment income not yet distributed			$—		$2,156

Schwab Monthly Income Funds   |  Annual Report
See financial notes

Schwab Monthly Income Fund – Maximum Payout
Financial Statements
Financial Highlights
	1/1/16– 12/31/16	1/1/15– 12/31/15	1/1/14– 12/31/14	1/1/13– 12/31/13	1/1/12– 12/31/12
Per-Share Data
Net asset value at beginning of period	$9.95	$10.37	$10.22	$10.29	$10.09
Income (loss) from investment operations:
Net investment income (loss)	0.20 [1]	0.21 [1]	0.21	0.20	0.20
Net realized and unrealized gains (losses)	0.09	(0.18)	0.33	(0.03)	0.24
Total from investment operations	0.29	0.03	0.54	0.17	0.44
Less distributions:
Distributions from net investment income	(0.22)	(0.23)	(0.25)	(0.20)	(0.24)
Distributions from net realized gains	(0.17)	(0.22)	(0.14)	(0.04)	—
Total distributions	(0.39)	(0.45)	(0.39)	(0.24)	(0.24)
Net asset value at end of period	$9.85	$9.95	$10.37	$10.22	$10.29
Total return	2.97%	0.22%	5.29%	1.66%	4.43%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	—	0.00% [3],[4]	—	—	0.00% [3]
Gross operating expenses[2]	0.18%	0.23%	0.22%	0.21%	0.19%
Net investment income (loss)	2.02%	2.01%	2.05%	1.96%	1.99%
Portfolio turnover rate	9%	14%	16%	46%	19%
Net assets, end of period (x 1,000,000)	$47	$50	$52	$55	$73

1
Calculated based on the average shares outstanding during the period.
2
The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
3
Less than 0.005%.
4
The ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.

Schwab Monthly Income Funds   |  Annual Report
See financial notes

Schwab Monthly Income Fund – Maximum Payout
Portfolio Holdings as of December 31, 2016

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund's website at www.csimfunds.com/schwabfunds_prospectus.

Holdings by Category		Cost ($)	Value ($)
100.3%	Other Investment Companies	45,900,185	47,261,071
100.3%	Total Investments	45,900,185	47,261,071
(0.3%)	Other Assets and Liabilities, Net		(151,961)
100.0%	Net Assets		47,109,110

Security	Number of Shares	Value ($)
Other Investment Companies 100.3% of net assets

Equity Funds 17.6%
Global Real Estate 2.7%
Schwab Global Real Estate Fund (a)	179,503	1,256,519
International 4.5%
Laudus International MarketMasters Fund, Select Shares (a)	101,038	2,095,531
Large-Cap 10.4%
Schwab Dividend Equity Fund (a)	314,650	4,917,975
		8,270,025

Fixed-Income Funds 80.8%
Intermediate-Term Bond 80.8%
Schwab Intermediate-Term Bond Fund (a)	1,521,784	15,233,053
Schwab Total Bond Market Fund (a)	2,432,401	22,840,248
		38,073,301

Security	Number of Shares	Value ($)
Money Market Fund 1.9%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.42% (b)	917,745	917,745
Total Other Investment Companies
(Cost $45,900,185)		47,261,071

End of Investments.

At 12/31/16, the tax basis cost of the fund's investments was $46,167,268 and the unrealized appreciation and depreciation were $1,208,574 and ($114,771), respectively, with a net unrealized appreciation of $1,093,803.
(a)	Issuer is affiliated with the fund's adviser.
(b)	The rate shown is the 7-day yield.

The following is a summary of the inputs used to value the fund's investments as of December 31, 2016 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Investment Companies[1]	$47,261,071	$—	$—	$47,261,071
Total	$47,261,071	$—	$—	$47,261,071
[1]	As categorized in Portfolio Holdings.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended December 31, 2016.

Schwab Monthly Income Funds   |  Annual Report
See financial notes

Schwab Monthly Income Fund – Maximum Payout
Statement of Assets and Liabilities

As of December 31, 2016
Assets
Investments in affiliated underlying funds, at value (cost $44,982,440)		$46,343,326
Investments in unaffiliated issuers, at value (cost $917,745)	+	917,745
Total investments, at value (cost $45,900,185)		47,261,071
Cash		99,000
Receivables:
Dividends		70,011
Fund shares sold		54,698
Due from investment adviser		4,084
Prepaid expenses	+	4,032
Total assets		47,492,896
Liabilities
Payables:
Investments bought		73,883
Fund shares redeemed		187,682
Other payables		99,000
Accrued expenses	+	23,221
Total liabilities		383,786
Net Assets
Total assets		47,492,896
Total liabilities	–	383,786
Net assets		$47,109,110
Net Assets by Source
Capital received from investors		46,228,414
Net realized capital losses		(480,190)
Net unrealized capital appreciation		1,360,886

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$47,109,110		4,784,456		$9.85

Schwab Monthly Income Funds   |  Annual Report
See financial notes

Schwab Monthly Income Fund – Maximum Payout
Statement of Operations

For the period January 1, 2016 through December 31, 2016
Investment Income
Dividends received from affiliated underlying funds		$1,019,952
Dividends received from unaffiliated underlying funds	+	2,435
Total investment income		1,022,387
Expenses
Professional fees		27,672
Registration fees		19,723
Portfolio accounting fees		10,637
Shareholder reports		9,908
Transfer agent fees		9,675
Independent trustees' fees		8,246
Custodian fees		1,151
Other expenses	+	1,731
Total expenses		88,743
Expense reduction by CSIM	–	88,743
Net expenses	–	—
Net investment income		1,022,387
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from affiliated underlying funds		118,459
Net realized losses on sales of affiliated underlying funds	+	(168,212)
Net realized losses		(49,753)
Net change in unrealized appreciation (depreciation) on affiliated underlying funds	+	429,137
Net realized and unrealized gains		379,384
Increase in net assets resulting from operations		$1,401,771

Schwab Monthly Income Funds   |  Annual Report
See financial notes

Schwab Monthly Income Fund – Maximum Payout
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	1/1/16-12/31/16		1/1/15-12/31/15
Net investment income		$1,022,387	$1,035,387
Net realized gains (losses)		(49,753)	1,184,953
Net change in unrealized appreciation (depreciation)	+	429,137	(2,121,970)
Increase in net assets from operations		1,401,771	98,370
Distributions to Shareholders
Distributions from net investment income		(1,093,967)	(1,139,558)
Distributions from net realized gains	+	(821,885)	(1,085,188)
Total distributions		($1,915,852)	($2,224,746)

Transactions in Fund Shares
		1/1/16-12/31/16		1/1/15-12/31/15
		SHARES	VALUE	SHARES	VALUE
Shares sold		1,145,786	$11,614,469	1,550,576	$16,093,220
Shares reinvested		111,551	1,109,744	126,930	1,282,147
Shares redeemed	+	(1,528,022)	(15,397,955)	(1,643,150)	(17,038,751)
Net transactions in fund shares		(270,685)	($2,673,742)	34,356	$336,616
Shares Outstanding and Net Assets
		1/1/16-12/31/16		1/1/15-12/31/15
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		5,055,141	$50,296,933	5,020,785	$52,086,693
Total increase or decrease	+	(270,685)	(3,187,823)	34,356	(1,789,760)
End of period		4,784,456	$47,109,110	5,055,141	$50,296,933
Net investment income not yet distributed			$—		$2,321

Schwab Monthly Income Funds   |  Annual Report
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Schwab Monthly Income Funds
Financial Notes

1. Business Structure of the Funds:
Each of the funds in this report is a series of Schwab Capital Trust (the trust), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:
SCHWAB CAPITAL TRUST (ORGANIZED MAY 7, 1993)
Schwab Monthly Income Fund - Moderate Payout	Schwab Core Equity Fund™
Schwab Monthly Income Fund - Enhanced Payout	Schwab Dividend Equity Fund™
Schwab Monthly Income Fund - Maximum Payout	Schwab Large-Cap Growth Fund™
Schwab Target 2010 Fund	Schwab Small-Cap Equity Fund™
Schwab Target 2015 Fund	Schwab Hedged Equity Fund™
Schwab Target 2020 Fund	Schwab Health Care Fund™
Schwab Target 2025 Fund	Schwab ® International Core Equity Fund
Schwab Target 2030 Fund	Schwab Fundamental US Large Company Index Fund
Schwab Target 2035 Fund	Schwab Fundamental US Small Company Index Fund
Schwab Target 2040 Fund	Schwab Fundamental International Large Company Index Fund
Schwab Target 2045 Fund	Schwab Fundamental International Small Company Index Fund
Schwab Target 2050 Fund	Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Target 2055 Fund	Schwab Fundamental Global Real Estate Index Fund
Schwab Target 2060 Fund	Schwab Target 2010 Index Fund
Schwab ® S&P 500 Index Fund	Schwab Target 2015 Index Fund
Schwab Small-Cap Index Fund®	Schwab Target 2020 Index Fund
Schwab Total Stock Market Index Fund®	Schwab Target 2025 Index Fund
Schwab International Index Fund®	Schwab Target 2030 Index Fund
Schwab MarketTrack All Equity Portfolio™	Schwab Target 2035 Index Fund
Schwab MarketTrack Growth Portfolio™	Schwab Target 2040 Index Fund
Schwab MarketTrack Balanced Portfolio™	Schwab Target 2045 Index Fund
Schwab MarketTrack Conservative Portfolio™	Schwab Target 2050 Index Fund
Laudus Small-Cap MarketMasters Fund™	Schwab Target 2055 Index Fund
Laudus International MarketMasters Fund™	Schwab Target 2060 Index Fund
Schwab Balanced Fund™
The Schwab Monthly Income Funds are “fund of funds.” Each of the funds seeks to achieve its investment objective by investing in a combination of other Schwab and/or Laudus Funds and other unaffiliated, third-party mutual funds, in accordance with its target portfolio allocation. Each fund may also invest directly in equity and fixed income securities, cash and cash equivalents, including money market securities and exchange-traded funds (ETFs).
Each fund in this report offers one share class. Shares are bought and sold at closing net asset value per share (NAV), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the funds' Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The financial statements of the funds should be read in conjunction with the underlying funds' financial statements. For more information about the underlying funds' operations and policies, please refer to those funds' semiannual and annual reports, which are filed and available on the U.S. Securities and Exchange Commission's (SEC) website at www.sec.gov or at the SEC's Public Reference Room in Washington D.C.

Schwab Monthly Income Funds   |  Annual Report

Schwab Monthly Income Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(a) Security Valuation:
Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:
•   Underlying funds: Mutual funds are valued at their respective NAVs.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.
•   Short-term securities (60 days or less to maturity): A short-term security may be valued at its amortized cost when it approximates the security's market value.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. Investments in mutual funds are valued daily at their NAVs, which are classified as Level 1 prices, without consideration to the classification level of the specific investments held by an underlying fund.
•   Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations.
•   Level 3—significant unobservable inputs (including the funds' own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial

Schwab Monthly Income Funds   |  Annual Report

Schwab Monthly Income Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds' results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the funds' investments as of December 31, 2016 are disclosed in the Portfolio Holdings.
(b) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
(c) Investment Income:
Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
(d) Expenses:
Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets. Each fund bears its share of the allocable expenses of the underlying funds in which it invests. Such expenses are reflected in the net asset values of the underlying funds.
(e) Distributions to Shareholders:
The funds make distributions from net investment income monthly and from net realized capital gains, if any, once a year.
(f) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(g) Federal Income Taxes:
The funds intend to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.
(h) Indemnification:
Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.

3. Risk Factors:
Investing in the funds may involve certain risks, as discussed in the funds' prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Asset Allocation Risk. The funds are subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of a fund’s assets among the various asset classes and market segments will cause the fund to underperform other funds with a similar investment objective.

Schwab Monthly Income Funds   |  Annual Report

Schwab Monthly Income Funds
Financial Notes (continued)

3. Risk Factors (continued):
Conflicts of Interest Risk. The investment adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds may create a conflict of interest because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. The investment adviser also may have an incentive to select an affiliated underlying fund for other reasons, including to increase assets under management or to support new investment strategies. In addition, other conflicts of interest may exist where the best interests of the affiliated underlying fund may not be aligned with those of the fund or vice versa. However, the investment adviser is a fiduciary to the fund and is legally obligated to act in the fund’s best interests when selecting underlying funds.
Market Risk. Equity and fixed income markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money.
Structural Risk. The funds’ monthly income payments will be made from fund assets and will reduce the amount of assets available for investment by the fund. Even if a fund’s capital grows over time, such growth may be insufficient to enable the fund to maintain the amount of its targeted annual payout and targeted monthly income payments. A fund’s investment losses may reduce the amount of future cash income payments an investor will receive from the fund. The dollar amount of a fund’s monthly income payments could vary substantially from one year to the next and over time depending on several factors, including the performance of the financial markets in which the fund invests, the allocation of fund assets across different asset classes and investments, the performance of the fund’s investment strategies, and the amount and timing of prior distributions by the fund. It is also possible for payments to go down substantially from one year to the next and over time depending on the timing of an investor's investments in the fund. Any redemptions will proportionately reduce the amount of future cash income payments to be received from the fund. There is no guarantee that the fund will make monthly income payments to its shareholders or, if made, that the fund’s monthly income payments to shareholders will remain at a fixed amount.
Underlying Fund Investment Risk. The value of an investment in the funds is based primarily on the prices of the underlying funds that the funds purchase. In turn, the price of each underlying fund is based on the value of its securities. The funds are subject to the performance and expenses of the underlying funds in which they invest. Before investing in the funds, investors should assess the risks associated with the underlying funds in which the fund may invest and the types of investments made by those underlying funds. These risks include any combination of the risks described below, although the fund’s exposure to a particular risk will be proportionate to the fund’s overall asset allocation and underlying fund allocation.
•   Investment Risk. The funds may experience losses with respect to their investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.
•   Management Risk. Certain underlying funds are actively managed mutual funds. An underlying fund’s adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results or cause the underlying fund to meet its objectives.
•   Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
•   Large-, Mid- and Small-Cap Risk. Stocks of different market capitalizations tend to go in and out of favor based on market and economic conditions. Historically, small- and mid-cap stocks tend to be more volatile than large-cap stocks.
•   Concentration Risk. To the extent that an underlying fund's or the index's portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector, country or asset class, the underlying fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political, or regulatory occurrences affecting that market, industry, group of industries, sector, country or asset class.
•   Fixed Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. A change in a central bank’s monetary policy or improving economic conditions, among other things, may result in an increase in interest rates. A sharp rise in interest rates could cause an underlying fund to lose value. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Fixed-income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price. Below investment-grade bonds (junk bonds) involve greater credit risk than investment-grade securities.

Schwab Monthly Income Funds   |  Annual Report

Schwab Monthly Income Funds
Financial Notes (continued)

3. Risk Factors (continued):
•   Foreign Investment Risk. An underlying fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may be heightened in connection with investments in emerging markets.
•   Derivatives Risk. An underlying fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. An underlying fund’s use of derivatives could reduce the underlying fund’s performance, increase volatility, and could cause the underlying fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on an underlying fund.
•   Leverage Risk. Certain underlying fund transactions, such as derivatives, short sales, reverse repurchase agreements, and mortgage dollar rolls, may give rise to a form of leverage and may expose an underlying fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of an underlying fund's portfolio securities, which means even a small amount of leverage can have a disproportionately large impact on the fund.
•   Money Market Fund Risk. A fund may invest in underlying money market funds that either seek to maintain a stable $1 net asset value (“stable share price money market funds”) or that have a share price that fluctuates (“variable share price money market funds”). Although an underlying stable share price money market fund seeks to maintain a stable $1 net asset value, it is possible to lose money by investing in such a money market fund. Because the share price of an underlying variable share price money market fund will fluctuate, when the fund sells the shares it owns they may be worth more or less than what the fund originally paid for them. In addition, neither type of money market fund is designed to offer capital appreciation. Certain underlying money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability to sell shares if such fund's liquidity falls below required minimums.
•   Liquidity Risk. An underlying fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the underlying fund may have to sell them at a loss.
•   ETF Risk. When an underlying fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF's shares can result in its value being more volatile than the underlying portfolio of securities.
•   Securities Lending Risk. Certain underlying funds engage in securities lending, which involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.
•   Real Estate Investment Trust (REITs) Risk. An underlying fund's investments in REITs will be subject to the risks associated with the direct ownership of real estate, including fluctuations in the value of underlying properties, defaults by borrowers or tenants, access to capital, changes in interest rates and risks related to general or local economic conditions. REITs are also subject to certain additional risks, for example, REITs may have their investments in relatively few properties, a small geographic area or a single property type. In addition, REITs have their own expenses, and an underlying fund will bear a proportionate share of those expenses.
•   Mortgage-Backed and Mortgage Pass-Through Securities Risk. Certain of the mortgage-backed securities in which an underlying fund may invest are not backed by the full faith and credit of the U.S. government and there can be no assurance that the U.S. government would provide financial support where it was not obligated to do so. Mortgage-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. Transactions in mortgage pass-through securities primarily occur through to be announced (TBA) transactions. Default by or bankruptcy of a counterparty to a TBA transaction would expose an underlying fund to possible losses.
•   Portfolio Turnover Risk. Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund's performance and may increase the likelihood of capital gain distributions.
Direct Investment Risk. The funds may invest a portion of their assets directly in equity and fixed income securities, ETFs, cash and cash equivalents, including money market securities. A fund's direct investment in these securities is subject to the same or similar risks as an underlying fund’s investment in the same security.

Schwab Monthly Income Funds   |  Annual Report

Schwab Monthly Income Funds
Financial Notes (continued)

3. Risk Factors (continued):
Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:
Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund's investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement between it and the trust.
The Board has adopted a Shareholder Servicing Plan (the Plan) on behalf of the funds. The plan enables each fund to bear expenses relating to the provision by financial intermediaries, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, Schwab), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds. The funds are not subject to any fees under the Plan.
CSIM and its affiliates have agreed with the funds, for so long as CSIM serves as the investment adviser to the funds, which may only be amended or terminated with approval of the Board, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses to 0.00%.
The agreement to limit the funds’ total expenses charged is limited to each fund’s direct operating expenses and, therefore, does not apply to acquired fund fees and expenses, which are indirect expenses incurred by a fund through its investments in the underlying funds.
The funds may engage in certain transactions involving related parties. Pursuant to an exemptive order issued by the SEC, the funds may invest in other related funds. As of December 31, 2016, each Schwab Monthly Income Fund's ownership percentages of other related funds' shares are:
Underlying Funds	Schwab Monthly Income Fund - Moderate Payout	Schwab Monthly Income Fund - Enhanced Payout	Schwab Monthly Income Fund - Maximum Payout
Laudus International MarketMasters Fund, Select Shares	0.4%	0.5%	0.1%
Schwab Dividend Equity Fund	0.8%	1.1%	0.3%
Schwab Global Real Estate Fund	1.3%	1.8%	0.5%
Schwab Intermediate-Term Bond Fund	2.7%	7.4%	4.6%
Schwab Total Bond Market Fund	1.0%	2.7%	1.7%
Below is a summary of the funds' transactions with their affiliated underlying funds during the period ended December 31, 2016:
Schwab Monthly Income Fund — Moderate Payout:
Underlying Funds	Balance of Shares Held at 12/31/15	Gross Purchases	Gross Sales	Balance of Shares Held at 12/31/16	Market Value at 12/31/16	Realized Gains (Losses) 01/01/16 to 12/31/16	Distributions Received* 01/01/16 to 12/31/16
Laudus International MarketMasters Fund, Select Shares	271,967	19,743	(35,343)	256,367	$5,317,045	($40,440)	$48,116
Schwab Dividend Equity Fund	945,939	91,840	(223,866)	813,913	12,721,454	(286,915)	246,283
Schwab Global Real Estate Fund	509,074	58,208	(110,211)	457,071	3,199,494	48,628	159,039
Schwab Intermediate-Term Bond Fund	958,264	77,765	(131,820)	904,209	9,051,129	375	248,935
Schwab Total Bond Market Fund	1,546,893	128,004	(229,590)	1,445,307	13,571,433	948	319,634
Total					$43,860,555	($277,404)	$1,022,007

Schwab Monthly Income Funds   |  Annual Report

Schwab Monthly Income Funds
Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Schwab Monthly Income Fund — Enhanced Payout:
Underlying Funds	Balance of Shares Held at 12/31/15	Gross Purchases	Gross Sales	Balance of Shares Held at 12/31/16	Market Value at 12/31/16	Realized Gains (Losses) 01/01/16 to 12/31/16	Distributions Received* 01/01/16 to 12/31/16
Laudus International MarketMasters Fund, Select Shares	375,388	31,051	(39,531)	366,908	$7,609,663	$15,638	$68,111
Schwab Dividend Equity Fund	1,301,005	125,081	(260,935)	1,165,151	18,211,310	(343,160)	345,010
Schwab Global Real Estate Fund	717,615	71,283	(134,405)	654,493	4,581,451	41,147	226,052
Schwab Intermediate-Term Bond Fund	2,503,887	137,533	(187,770)	2,453,650	24,561,040	14,406	659,086
Schwab Total Bond Market Fund	4,042,047	200,372	(320,609)	3,921,810	36,825,799	6,570	844,009
Total					$91,789,263	($265,399)	$2,142,268
Schwab Monthly Income Fund — Maximum Payout:
Underlying Funds	Balance of Shares Held at 12/31/15	Gross Purchases	Gross Sales	Balance of Shares Held at 12/31/16	Market Value at 12/31/16	Realized Gains (Losses) 01/01/16 to 12/31/16	Distributions Received* 01/01/16 to 12/31/16
Laudus International MarketMasters Fund, Select Shares	106,566	11,899	(17,427)	101,038	$2,095,531	($28,900)	$18,320
Schwab Dividend Equity Fund	365,623	40,319	(91,292)	314,650	4,917,975	(147,231)	96,209
Schwab Global Real Estate Fund	214,934	24,574	(60,005)	179,503	1,256,519	3,926	65,344
Schwab Intermediate-Term Bond Fund	1,595,729	151,981	(225,926)	1,521,784	15,233,053	(820)	419,279
Schwab Total Bond Market Fund	2,578,670	202,654	(348,923)	2,432,401	22,840,248	4,813	539,259
Total					$46,343,326	($168,212)	$1,138,411
*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.
Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other funds in the Fund Complex (for definition refer to Trustees and Officers section). All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.

5. Board of Trustees:
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted on each fund’s Statement of Operations. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

6. Borrowing from Banks:
During the period, the funds were participants with other U.S. registered investment companies managed by CSIM in a joint, syndicated, committed $530 million line of credit (the Credit Facility), which matured on October 6, 2016. Under the terms of the Credit Facility, in addition to the interest charged on any borrowings by a fund, each fund paid a commitment fee of 0.125% per annum on its proportionate share of the unused portion of the Credit Facility. On October 6, 2016, the Credit Facility was amended to run for a new 364 day period with an increased line of $555 million and a commitment fee of 0.15% per annum. There were no borrowings from the line of credit during the period.
The funds also have access to custodian overdraft facilities. A fund may have utilized the overdraft facility and incurred an interest expense, which is disclosed on the fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

Schwab Monthly Income Funds   |  Annual Report

Schwab Monthly Income Funds
Financial Notes (continued)

7. Purchases and Sales/Maturities of Investment Securities:
For the period ended December 31, 2016, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:
	Purchases of Securities	Sales/Maturities of Securities
Schwab Monthly Income Fund — Moderate Payout	$4,101,445	$8,404,000
Schwab Monthly Income Fund — Enhanced Payout	6,179,437	10,653,000
Schwab Monthly Income Fund — Maximum Payout	4,499,807	7,750,000

8. Federal Income Taxes:
As of December 31, 2016, the components of distributable earnings on a tax-basis were as follows:
	Schwab Monthly Income Fund — Moderate Payout	Schwab Monthly Income Fund — Enhanced Payout	Schwab Monthly Income Fund — Maximum Payout
Undistributed long-term capital gains	$—	$—	$—
Unrealized appreciation on investments	1,108,004	3,791,971	1,208,574
Unrealized depreciation on investments	(373,837)	(488,773)	(114,771)
Net unrealized appreciation (depreciation)	$734,167	$3,303,198	$1,093,803
The primary difference between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales.
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of December 31, 2016, the funds had no capital loss carryforwards.
For tax purposes, net realized capital losses and late-year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2016, the funds had no capital loss carryforwards utilized and had capital losses deferred as follows:
	Schwab Monthly Income Fund — Moderate Payout	Schwab Monthly Income Fund — Enhanced Payout	Schwab Monthly Income Fund — Maximum Payout
Capital losses deferred	($309,197)	($430,575)	($213,107)
The tax-basis components of distributions paid during the current and prior fiscal years were as follows:
	Schwab Monthly Income Fund — Moderate Payout	Schwab Monthly Income Fund — Enhanced Payout	Schwab Monthly Income Fund — Maximum Payout
Current period distributions
Ordinary income	$1,089,492	$2,196,571	$1,145,672
Long-term capital gains	1,594,488	2,203,253	770,180
Prior period distributions
Ordinary income	$1,417,238	$2,335,165	$1,200,377
Long-term capital gains	1,813,645	—	1,024,369
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

Schwab Monthly Income Funds   |  Annual Report

Schwab Monthly Income Funds
Financial Notes (continued)

8. Federal Income Taxes (continued):
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations. As of December 31, 2016, the funds made the following reclassifications:
	Schwab Monthly Income Fund — Moderate Payout	Schwab Monthly Income Fund — Enhanced Payout	Schwab Monthly Income Fund — Maximum Payout
Capital shares	$—	$—	$—
Undistributed net investment income	40,017	110,307	69,259
Net realized capital gains (losses)	(40,017)	(110,307)	(69,259)
As of December 31, 2016, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended December 31, 2016, the funds did not incur any interest or penalties.

9. Recent Regulatory Development:
In October 2016, the SEC adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the funds' financial statements and related disclosures.

10. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

Schwab Monthly Income Funds   |  Annual Report

Schwab Monthly Income Funds
Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Schwab Monthly Income Fund – Moderate Payout
Schwab Monthly Income Fund – Enhanced Payout
Schwab Monthly Income Fund – Maximum Payout
In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Monthly Income Fund - Moderate Payout, Schwab Monthly Income Fund - Enhanced Payout and Schwab Monthly Income Fund - Maximum Payout (three of the funds constituting Schwab Capital Trust, hereafter referred to as the “Funds”) at December 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities and investments held in the underlying funds at December 31, 2016 by correspondence with the custodian, brokers and transfer agent of the underlying funds, respectively, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
San Francisco, California
February 16, 2017

Schwab Monthly Income Funds   |  Annual Report

Schwab Monthly Income Funds
Other Federal Tax Information (unaudited)

For corporate shareholders, the following percentage of the funds' dividend distributions paid during the fiscal year ended December 31, 2016, qualify for the corporate dividends received deduction:
Percentage
Schwab Monthly Income Fund — Moderate Payout	22.61
Schwab Monthly Income Fund — Enhanced Payout	15.71
Schwab Monthly Income Fund — Maximum Payout	8.40
For the fiscal year ended December 31, 2016, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2017 via IRS form 1099 of the amounts for use in preparing their 2016 income tax return.
Schwab Monthly Income Fund — Moderate Payout	$314,645
Schwab Monthly Income Fund — Enhanced Payout	441,897
Schwab Monthly Income Fund — Maximum Payout	122,848
Under section 852(b)(3)(C) of the Internal Revenue Code, the funds hereby designate the following amounts as long-term capital gain dividends for the fiscal year ended December 31, 2016:
Schwab Monthly Income Fund — Moderate Payout	$1,594,488
Schwab Monthly Income Fund — Enhanced Payout	2,203,253
Schwab Monthly Income Fund — Maximum Payout	770,180

Schwab Monthly Income Funds   |  Annual Report

Schwab Monthly Income Funds
Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 110 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) and President, PIMCO Funds.	110	Director, PS Business Parks, Inc. (2005 – 2012)
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow, The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research (2000 – present); Professor of Public Policy, Stanford University (1994 – 2015).	110	Director, Gilead Sciences, Inc. (2005 – present)
Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	CEO and Owner, Kochis Global (wealth management consulting) (May 2012 – present); Chairman and CEO, Aspiriant, LLC (wealth management) (Jan. 2008 – Apr. 2012).	110	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	110	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Adamas Pharmaceuticals, Inc. (2009 – present)

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Schwab Monthly Income Funds
Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services firm for consumers and small businesses) (Dec. 2008 – Sept. 2013).	110	Director, KLA-Tencor Corporation (2008 – present)
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant, Patmore Management Consulting (management consulting) (2008 – present).	110	None
Charles A. Ruffel 1956 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2015)	Co-Chief Executive Officer, Kudu Investment Management, LLC (financial services) (Jan. 2015 – present); Partner, Kudu Advisors, LLC (financial services) (June 2008 – Jan. 2015); Advisor, Asset International, Inc. (publisher of financial services information) (Aug. 2008 – Jan. 2015).	110	None
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (Mar. 1990 – present).	110	Director, Eaton (2012 – present)
Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – 2013)
Director, Oneok, Inc. (2009 – 2013)
			Lead Independent Director, Board of Cooper Industries (2002 – 2012)
Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Consultant, Goldman Sachs & Co., Inc. (investment banking and securities firm) (Jan. 2008 – present); Partner, Colgin Partners, LLC (vineyards) (Feb. 1998 – present).	110	Board Member and Chairman of the Audit Committee, Ionis Pharmaceuticals (1994 – present) Lead Independent Director and Chair of Audit Committee, OUTFRONT Media Inc. (2014 – present)

Schwab Monthly Income Funds   |  Annual Report

Schwab Monthly Income Funds
Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director, President and Chief Executive Officer, The Charles Schwab Corporation (Oct. 2008 – present); President and Chief Executive Officer (Oct. 2008 – present), Director (May 2008 – present), Charles Schwab & Co., Inc.; Director, Charles Schwab Bank (Apr. 2006 – present); Director, Schwab Holdings, Inc. (May 2008 – present); and Director, Charles Schwab Investment Management, Inc. (July 2016 – present).	110	Director, The Charles Schwab Corporation (2008 – present)
Marie A. Chandoha[2] 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Jan. 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (Mar. 2007 – Aug. 2010).	110	None
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Senior Executive Vice President and Chief Financial Officer, The Charles Schwab Corporation and Charles Schwab & Co., Inc. (July 2015 – present); Executive Vice President and Chief Financial Officer of The Charles Schwab Corporation and Charles Schwab & Co., Inc. (May 2007 – July 2015); Director, Charles Schwab & Co., Inc. (May 2007 – present); Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank; Director, Executive Vice President and Chief Financial Officer (May 2007 – present), Senior Executive Vice President (Feb. 2016 – present), and Executive Vice President (May 2007 - Feb. 2016), Schwab Holdings, Inc.	110	None

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Marie A. Chandoha
1961
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2010)	Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Jan. 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (Mar. 2007 – Aug. 2010).
Mark Fischer
1970
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer, Schwab Funds, Laudus Funds and Schwab ETFs (Jan. 2016 – present); Assistant Treasurer, Schwab Funds and Laudus Funds (Dec. 2013 – Dec. 2015), Schwab ETFs (Nov. 2013 – Dec. 2015); Vice President, Charles Schwab Investment Management, Inc. (Oct. 2013 – present); Executive Director, J.P. Morgan Investor Services (Apr. 2011 – Sept. 2013); Assistant Treasurer, Massachusetts Financial Service Investment Management (May 2005 – Mar. 2011).

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Schwab Monthly Income Funds
Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
George Pereira
1964
Senior Vice President and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2004; Laudus Trust since 2006; Schwab Strategic Trust since 2009)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present), Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Operating Officer (Jan. 2016 – present), Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – Dec. 2015); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – Dec. 2015) and Schwab ETFs (Oct. 2009 – Dec. 2015); Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Apr. 2005 – present).
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies, Charles Schwab Investment Management, Inc. (Apr. 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – Apr. 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (Apr. 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies Loomis, Sayles & Company (Apr. 2006 – Jan. 2008).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President (Sept. 2011 – present), Vice President (Mar. 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present), Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (Apr. 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk, Laudus Funds (Apr. 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger, Ms. Chandoha, and Mr. Martinetto are Interested Trustees because they own stock of The Charles Schwab Corporation, the parent company of the investment adviser.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Schwab Monthly Income Funds   |  Annual Report

Schwab Monthly Income Funds
Glossary

asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
Bloomberg Barclays U.S. Aggregate Bond Index  A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities, and commercial mortgage-backed securities.
Bloomberg Barclays U.S. Intermediate Aggregate Bond Index  An index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.
Bloomberg Barclays U.S. Treasury Bills 1 – 3 Month Index  An index that includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months and more than 1 month, are rated investment grade, and have $250 million or more of outstanding face value.
bond  A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
bond fund  A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.
cap, capitalization  See “market cap.”
capital gain, capital loss  The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.
Citigroup Non-U.S. Dollar World Government Bond Index  An index that measures the total rate of return performance for the government bonds of 23 countries, excluding the U.S., with a remaining maturity of at least one year.
Enhanced Payout Composite Index  A custom blended index developed by CSIM based on a comparable portfolio asset allocation. Effective April 1, 2013, the Enhanced Payout Composite Index is composed of 19.50% S&P 500 Index, 8.12% MSCI EAFE (Net) Index, 4.88% FTSE EPRA/NAREIT Global Index (Net), 39.30% Bloomberg Barclays U.S. Aggregate Bond Index, 26.20% Bloomberg Barclays
U.S. Intermediate Aggregate Bond Index, and 2.00% Bloomberg Barclays U.S. Treasury Bills 1 – 3 Month Index. Prior to April 1, 2013, the Enhanced Payout Composite Index was composed of 25% S&P 500 Index and 75% Bloomberg Barclays U.S. Aggregate Bond Index.
expense ratio  The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
FTSE EPRA/NAREIT Global Index  An index that is designed to provide a diverse representation of publicly traded equity real estate investment trusts (REITs) and listed property companies worldwide.
market cap, market capitalization  The value of a company as determined by the total value of all shares of its stock outstanding.
Maximum Payout Composite Index  A custom blended index developed by CSIM based on a comparable portfolio asset allocation. Effective April 1, 2013, the Maximum Payout Composite Index is composed of 10.50% S&P 500 Index, 4.37% MSCI EAFE (Net) Index, 2.63% FTSE EPRA/NAREIT Global Index (Net), 48.30% Bloomberg Barclays U.S. Aggregate Bond Index, 32.20% Bloomberg Barclays U.S. Intermediate Aggregate Bond Index, and 2.00% Bloomberg Barclays U.S. Treasury Bills 1 – 3 Month Index. Prior to April 1, 2013, the Maximum Payout Composite Index was composed of 10% S&P 500 Index and 90% Bloomberg Barclays U.S. Aggregate Bond Index.
Moderate Payout Composite Index  A custom blended index developed by CSIM based on a comparable portfolio asset allocation. Effective April 1, 2013, the Moderate Payout Composite Index is composed of 28.50% S&P 500 Index, 11.87% MSCI EAFE (Net) Index, 7.13% FTSE EPRA/NAREIT Global Index (Net), 30.30% Bloomberg Barclays U.S. Aggregate Bond Index, 20.20% Bloomberg Barclays U.S. Intermediate Aggregate Bond Index, and 2.00% Bloomberg Barclays U.S. Treasury Bills 1 – 3 Month Index. Prior to April 1, 2013, the Moderate Payout Composite Index was composed of 40% S&P 500 Index and 60% Bloomberg Barclays U.S. Aggregate Bond Index.
MSCI EAFE (Europe, Australasia, Far East) Index  A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV)  The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
outstanding shares, shares outstanding  When speaking of a company or mutual fund, indicates all shares currently held by investors.
price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.
price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.
return on equity (ROE)  The average yearly rate of return for each dollar of investors’ money, measured over the past five years.
Russell 2000 Index  An index that measures the performance of the small-cap segment of the U.S. equity universe.

Schwab Monthly Income Funds   |  Annual Report

Schwab Monthly Income Funds
S&P 500 Index  A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.
stock  A share of ownership, or equity, in the issuing company.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
12-Month Distribution Yield  reflects the fund’s monthly ordinary income distributions for the last 12 months divided by the fund’s Net Asset Value as of the end of the reporting period. Distribution yield does not include capital gains distributions.
weighted average  For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield  The income paid out by an investment, expressed as a percentage of the investment’s market value.

Schwab Monthly Income Funds   |  Annual Report

Schwab Monthly Income Funds
PRIVACY NOTICE
THIS IS NOT PART OF THE SHAREHOLDER REPORT
A Commitment to Your Privacy
Your Privacy Is Not for Sale
We do not and will not sell your personal information to anyone, for any reason.
We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.
How We Collect Information About You
We collect personal information about you in a number of ways.
•   APPLICATION AND REGISTRATION
INFORMATION.
We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.
•   TRANSACTION AND EXPERIENCE
INFORMATION.
Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.
•  WEBSITE USAGE.
When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please go to www.schwab.com/privacy.
How We Share and Use Your Information
We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:
•  to help us process transactions for your account;
•   when we use other companies to provide services for us, such as printing and mailing your account statements;
•   when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).
State Laws
We will comply with state laws that apply to the disclosure or use of information about you.
Safeguarding Your Information — Security Is a
Partnership
We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.
Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.
We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.
We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
Contact Us
To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.
Schwab Funds® direct investors:    1-800-407-0256
© 2017 Schwab Funds. All rights reserved.

Schwab Monthly Income Funds   |  Annual Report

Notes

Schwab Monthly Income Funds
Our straightforward approach sets us apart.

As one of the nation’s largest asset managers, our goal is to provide investors with a diverse selection of foundational products that aim to deliver consistent performance at a competitive cost. The list below shows all currently available Schwab Funds.
An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus, or if available, the summary prospectus. Please call 1-877-824-5615 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.csimfunds.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.csimfunds.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.
The Schwab Funds Family®
Stock Funds
Schwab Core Equity Fund™
Schwab Dividend Equity Fund™
Schwab Large-Cap Growth Fund™
Schwab Small-Cap Equity Fund™
Schwab Hedged Equity Fund™
Schwab Health Care Fund™
Schwab® International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fund™
Schwab® S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®
Asset Allocation Funds
Schwab Balanced Fund™
Schwab MarketTrack All Equity Portfolio™
Schwab MarketTrack Growth Portfolio™
Schwab MarketTrack Balanced Portfolio™
Schwab MarketTrack Conservative Portfolio™
Schwab Target Funds
Schwab Target Index Funds
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout
Bond Funds
Schwab Short-Term Bond Market Fund™
Schwab Intermediate-Term Bond Fund™
Schwab Total Bond Market Fund™
Schwab GNMA Fund™
Schwab® Treasury Inflation Protected Securities Index Fund
Schwab Tax-Free Bond Fund™
Schwab California Tax-Free Bond Fund™
Schwab® U.S. Aggregate Bond Index Fund
Schwab® Short-Term Bond Index Fund
Schwab Money Funds
Schwab offers an array of money market funds1. Choose from taxable or tax-advantaged alternatives. Some are linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds®
1-877-824-5615
© 2017 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.
[1]	You could lose money by investing in a money market fund. All Schwab Money Funds with the exception of Schwab Variable Share Price Money Fund seek to preserve the value of your investment at $1.00 per share, but cannot guarantee they will do so. All Schwab Money Funds with the exception of Schwab Government Money Fund, Schwab Retirement Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Treasury Obligations Money Fund and Schwab Government Money Market Portfolio may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The money market fund's sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

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MFR43716-11
00189422

Item 2: Code of Ethics.

(a)	Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1)	Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.

Item 3: Audit Committee Financial Expert.

Registrant’s Board of Trustees has determined that Kiran M. Patel, Robert W. Burns and Kimberly S. Patmore, each currently serving on its audit, compliance and valuation committee, are each an “audit committee financial expert,” as such term is defined in Item 3 of Form N-CSR. Each member of Registrant’s audit, compliance and valuation committee is “independent” under the standards set forth in Item 3 of Form N-CSR.

The designation of each of Mr. Patel, Mr. Burns and Ms. Patmore as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant’s audit, compliance and valuation committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant’s audit, compliance and valuation committee or Board of Trustees.

Item 4: Principal Accountant Fees and Services.

Registrant is composed of forty-nine series. Three series have a fiscal year-end of December 31, whose annual financial statements are reported in Item 1, thirty-four series have a fiscal year-end of October 31, eleven series have a fiscal year-end of March 31 and one series has a fiscal year-end of February 28. Principal accountant fees disclosed in Items 4(a)-(d) and 4(g) include fees billed for services rendered to the registrant’s series, based on their respective 2016 and 2015 fiscal years, as applicable.

The following table presents fees billed by the principal accountant in each of the last two fiscal years for the services rendered to the Funds:

(a) Audit Fees		(b)Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Fiscal Year 2016	Fiscal Year 2015	Fiscal Year 2016	Fiscal Year 2015	Fiscal Year 2016	Fiscal Year 2015	Fiscal Year 2016	Fiscal Year 2015
$1,176,105	$1,275,248	$0	$0	$117,450	$126,645	$0	$12,838

[1]	The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
[2]	The nature of the services includes tax compliance, tax advice and tax planning.
[3]	The nature of the services include agreed upon procedures relating to Charles Schwab Investment Management., Inc.’s, (“CSIM”) expenses for purposes of Section 15(c) of the Investment Company Act of 1940.

(e)	(1)	Registrant’s audit committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

	(2)	There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.

2016: $117,450	2015: $139,483

Although not required to be included in the amounts disclosed under this paragraph (g) or any other paragraph of this Item 4, below are the aggregate fees billed in each of the last two fiscal years by Registrant’s principal accountant for tax compliance services rendered to U.S. Trust, an entity under common control with Registrant’s investment adviser that does not provide services to Registrant.

(h)	During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not applicable.

Item 6: Schedule of Investments.

The schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a)	Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Marie Chandoha and Registrant’s Chief Financial Officer, Mark Fischer, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)	During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12: Exhibits.

(a)	(1)	Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

	(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

	(3)	Not applicable.

(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Schwab Capital Trust

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer

Date:	02/13/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer

Date:	02/13/2017

By:	/s/ Mark Fischer
Mark Fischer
Chief Financial Officer

Date:	02/13/2017